UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 30, 2004
Date of Report (Date of earliest event reported)

INCOME GROWTH PARTNERS, LTD. X,
A CALIFORNIA LIMITED PARTNERSHIP

(Name of registrant as specified in its charter)

CALIFORNIA (State of Organization)	0-18528 (Commission File Number)	33-0294177 (I.R.S. Employer Identification No.)

11230 Sorrento Valley Road, Suite 220, San Diego, California, 92121 (Address of principal executive offices)	(858) 457-2750 (Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Item 2. Acquisition or Disposition of Assets
Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT 10.4

Item 2. Acquisition or Disposition of Assets

On June 30, 2004, IGP X Shadow Ridge Meadows, Ltd., a California limited partnership and a wholly-owned subsidiary of Income Growth Partners, Ltd. X, a California limited partnership (the “Partnership”), closed the sale of that certain 184 unit apartment building located at 1515 South Melrose Drive, Vista, California, known as Shadow Ridge Meadows, to Mark Gosselin, as trustee of the Mark Gosselin Trust dated October 31, 2001, for a cash purchase price of $27,500,000, before deducting all closing fees and costs, sales commissions, a $200,000 credit to the buyer for repairs and improvements to the property, necessary expenses, amounts used to repay the loan on the property, prepayment penalties under the terms of the loan and payments of certain accounts payable and accrued liabilities of the Partnership. To the knowledge of Income Growth Management, Inc., the general partner of the Partnership, there is no material relationship between Mark Gosselin and IGP X Shadow Ridge Meadows, Ltd. or the Partnership, or any of their general partners, officers or affiliates.

Item 7. Financial Statements and Exhibits

     (b) Pro Forma financial information.

1.	Introduction to Unaudited Pro Forma Consolidated Financial Information.

2.	Unaudited Pro Forma Consolidated Balance Sheet of Income Growth Partners, Ltd. X and Subsidiaries at March 31, 2004.

3.	Unaudited Pro Forma Consolidated Statement of Operations of Income Growth Partners, Ltd. X and Subsidiaries for the three months ended March 31, 2004.

4.	Unaudited Pro Forma Consolidated Statement of Operations of Income Growth Partners, Ltd. X and Subsidiaries for the year ended December 31, 2003.

5.	Notes to Unaudited Pro Forma Consolidated Financial Information.

     (c) Exhibits.

10.1	Purchase and Sale Agreement and Escrow Instructions by and between IGP X Shadow Ridge Meadows, Ltd. and Mark Gosselin, as trustee of the Mark Gosselin Trust dated October 31, 2001, dated effective as of December 8, 2003, incorporated herein by reference to Exhibit 10.5 of the Partnership’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, filed with the commission on March 29, 2004.

10.2	First Amendment to the Purchase and Sale Agreement and Escrow Instructions by and between IGP X Shadow Ridge Meadows, Ltd. and Mark Gosselin, as trustee of the Mark Gosselin Trust dated October 31, 2001, dated effective as of January 8, 2004, incorporated herein by reference to Exhibit 10.6 of the Partnership’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, filed with the commission on March 29, 2004.

10.3	Second Amendment to the Purchase and Sale Agreement and Escrow Instructions by and between IGP X Shadow Ridge Meadows, Ltd. and Mark Gosselin, as trustee of the Mark Gosselin Trust dated October 31, 2001, dated effective as of February 18, 2004, incorporated herein by reference to Exhibit 10.7 of the Partnership’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, filed with the commission on March 29, 2004.

10.4	Third Amendment to the Purchase and Sale Agreement and Escrow Instructions by and between IGP X Shadow Ridge Meadows, Ltd. and Mark Gosselin, as trustee of the Mark Gosselin Trust dated October 31, 2001, dated effective as of April 5, 2004, filed herewith.

INCOME GROWTH PARTNERS, LTD. X
AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Introduction to Unaudited Pro Forma Consolidated Financial Information

On June 30, 2004, IGP X Shadow Ridge Meadows, Ltd., a California limited partnership and a wholly-owned subsidiary of Income Growth Partners, Ltd. X, a California limited partnership (the “Partnership”), closed the sale of that certain 184 unit apartment building located at 1515 South Melrose Drive, Vista, California, known as Shadow Ridge Meadows, to Mark Gosselin, as trustee of the Mark Gosselin Trust dated October 31, 2001, for a cash purchase price of $27,500,000, before deducting all closing fees and costs, sales commissions, a $200,000 credit to the buyer for repairs and improvements to the property, necessary expenses, amounts used to repay the loan on the property, prepayment penalties under the terms of the loan and payments of certain accounts payable and accrued liabilities of the Partnership.

On March 3, 2004, IGP X Mission Park Associates, L.P., a California limited partnership and a wholly-owned subsidiary of the Partnership, closed the sale of that certain 264 unit apartment complex located at 201-230 Woodland Parkway, San Marcos, California, known as Mission Park, to Pacifica Enterprises, LLC, a California limited liability company, for a cash purchase price of $36,000,000, before deducting all closing fees and costs, sales commissions, necessary expenses, amounts used to repay the loan on the property, amounts used to establish a $1,000,000 contingency reserve, prepayment penalties under the terms of the loan and payments of certain accounts payable and accrued liabilities of the Partnership.

The following unaudited pro forma consolidated financial information gives effect to the sale of the Shadow Ridge Meadows property and the sale of the Mission Park property. The unaudited pro forma balance sheet as of March 31, 2004 presents the financial position of the Partnership as if the sale of the Shadow Ridge Meadows property, which occurred after March 31, 2004, had occurred on March 31, 2004. The following unaudited pro forma consolidated statements of operations for the three months ended March 31, 2004 and for the year ended December 31, 2003, give effect to the sale of the Mission Park property and the Shadow Ridge Meadows property and reflect the results of operations of the Partnership as if the sale of such properties had been completed on January 1 of each period presented.

The following unaudited pro forma consolidated financial information is based on the historical financial statements of the Partnership. The pro forma financial information may not be indicative of the results of operations that actually would have occurred if the sales of the properties had occurred as of the beginning of the respective periods nor do they purport to indicate the results of future operations of the Partnership. Actual future results could be materially different from the pro forma results. This unaudited pro forma financial information should be read in conjunction with the audited financial statements of the Partnership and the accompanying notes and related discussion of management included in our Annual Report on Form 10-KSB for the year ended December 31, 2003.

The general partner of the Partnership is in the process of liquidating and dissolving the Partnership. It is anticipated that the proceeds to the Partnership from the sale of the properties will be distributed to the Partnership’s limited partners in accordance with the Partnership’s Amended and Restated Agreement of Limited Partnership.

INCOME GROWTH PARTNERS, LTD. X
AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

		Shadow Ridge Meadows
	March 31, 2004	Pro Forma	March 31, 2004
	Actual	Adjustments	As Adjusted
ASSETS
Rental properties
Land	$2,894,260	$(2,894,260)	$—
Buildings and improvements	14,578,029	(14,578,029)	—

	17,472,289	(17,472,289)	—
Less accumulated depreciation	(6,987,448)	6,987,448	—

	10,484,841	(10,484,841)	—
Cash and cash equivalents	23,105,096	15,394,686	38,499,782
Deferred loan fees	212,478	(212,478)	—
Prepaid expenses and other assets	155,762	(145,770)	9,992
Net assets from discontinued operations	323,054	—	323,054

	$34,281,231	$4,551,597	$38,832,828

LIABILITIES AND PARTNERS’ CAPITAL
Mortgage loans payable	$9,127,963	$(9,127,963)	$—
Other liabilities:
Accounts payable and accrued liabilities	776,797	(719,976)	56,821
Accrued interest payable	60,526	(60,526)	—
Security deposits	77,888	(77,888)	—

	10,043,174	(9,986,353)	56,821
Partners’ capital	24,248,057	14,537,950	38,786,007
Note receivable from general partner	(10,000)	—	(10,000)

	$34,281,231	$4,551,597	$38,832,828

See accompanying notes to unaudited pro forma consolidated financial information, which are an integral part of this financial information.

INCOME GROWTH PARTNERS, LTD. X
AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the three months ended March 31, 2004

		Mission Park	Shadow Ridge Meadows
	March 31, 2004	Pro Forma	Pro Forma	March 31, 2004
	Actual	Adjustments	Adjustments	As Adjusted
REVENUES
Rents	$861,824	$(264,179)	$(597,645)	$—
Other	109,044	(23,627)	(65,077)	20,340

Total revenues	970,868	(287,806)	(662,722)	20,340

EXPENSES
Operating expenses	513,719	(151,359)	(275,926)	86,434
Depreciation and amortization	184,474	(33,047)	(151,427)	—
Interest	233,132	(59,891)	(173,241)	—

Total expenses	931,325	(244,297)	(600,594)	86,434

Income (loss) from continuing operations	$39,543	$(43,509)	$(62,128)	$(66,094)

Income (loss) from discontinued operations /gain on sale of property	$28,858,993	$(45,074)	$14,628,041	$43,441,960

Net income (loss)	$28,898,536	$(88,583)	$14,565,913	$43,375,866

BASIC AND DILUTED PER LIMITED PARTNERSHIP UNIT DATA
Net income (loss) per limited partnership unit	$912.27	$(2.80)	$459.82	$1,369.29

DISTRIBUTIONS PER CLASS A LIMITED PARTNERSHIP UNIT HOLDER	$414.01	$—	$—	$414.01

Weighted average limited partnership units	26,926	26,926	26,926	26,926

See accompanying notes to unaudited pro forma consolidated financial information, which are an integral part of this financial information.

INCOME GROWTH PARTNERS, LTD. X
AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2003

			Shadow Ridge
		Mission Park	Meadows
	December 31, 2003	Pro Forma	Pro Forma	December 31, 2003
	Actual	Adjustments	Adjustments	As Adjusted
REVENUES
Rents	$5,623,578	$(3,147,492)	$(2,476,086)	$—
Other	351,413	(197,586)	(152,664)	1,163

Total revenues	5,974,991	(3,345,078)	(2,628,750)	1,163

EXPENSES
Operating expenses	2,819,897	(1,464,539)	(1,206,323)	149,035
Depreciation and amortization	1,018,949	(400,424)	(618,525)	—
Interest	1,425,545	(725,177)	(700,368)	—

Total expenses	5,264,391	(2,590,140)	(2,525,216)	149,035

Income (loss) from continuing operations	$710,600	$(754,938)	$(103,534)	$(147,872)

Income (loss) from discontinued operations /gain on sale of property	$—	$28,565,300	$14,321,469	$42,886,769

Net income (loss)	$710,600	$27,810,362	$14,217,935	$42,738,897

BASIC AND DILUTED PER LIMITED PARTNERSHIP UNIT DATA
Net income per limited partnership unit	$22.43	$877.92	$448.83	$1,349.18

DISTRIBUTIONS PER CLASS A LIMITED PARTNERSHIP UNIT HOLDER	$130.00	$275.50	$137.90	$543.40

Weighted average limited partnership units	26,926	26,926	26,926	26,926

See accompanying notes to unaudited pro forma consolidated financial information, which are an integral part of this financial information.

INCOME GROWTH PARTNERS, LTD. X
AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

A. Basis of Presentation

The accompanying unaudited consolidated pro forma balance sheet as of March 31, 2004 presents the financial position of the Partnership as if the sale of the Shadow Ridge Meadows property, which occurred after March 31, 2004, had occurred on March 31, 2004. Accordingly, the realized amounts of assets and settlement amounts of liabilities have been applied to the March 31, 2004 balance sheet amounts. The accompanying unaudited pro forma consolidated statements of operations for the three months ended March 31, 2004 and the year ended December 31, 2003 reflect the results of operations of the Partnership as if the sale of the Mission Park property and the Shadow Ridge Meadows property had both been completed on January 1 of each period presented. The preparation of this unaudited pro forma consolidated financial information includes significant assumptions by the general partner of the Partnership and its management, including assumptions regarding the amount that creditors would agree to accept in settlement of obligations due them, and the resolution of certain contingent liabilities. The amount and timing of distributions will depend on a variety of factors including, but not limited to, actual costs incurred in connection with the contingency reserve of $1,000,000 established by the Partnership’s general partner, which the Partnership intends to use to cover any remaining liabilities and unexpected claims, including deferred management fees owed to the general partner. The amount of the contingency reserve is reflected in the partners’ capital on the accompanying unaudited consolidated pro forma balance sheet as of March 31, 2004. There may be differences between the assumptions and the actual results because events and circumstances frequently do not occur as expected. The Partnership’s general partner does not believe the Partnership will continue to incur operating expenses for the Mission Park property or the Shadow Ridge Meadows property except as in accordance with the Amended and Restated Agreement of Limited Partnership of the Partnership.

B. Pro Forma Adjustments

(1) The pro forma adjustments made to the unaudited pro forma consolidated balance sheet reflect the following:

(i)	The financial position of the Partnership has been reflected as if the sale of the Shadow Ridge Meadows property had occurred on March 31, 2004;

(ii)	The sale price of the Shadow Ridge Meadows property was $27,500,000;

(iii)	Payment of all costs associated with the sale of the Shadow Ridge Meadows property; and

(iv)	Repayment of all indebtedness of the Shadow Ridge Meadows property, payment of any prepayment penalty on the Shadow Ridge Meadows property mortgage, and payment of all accounts payable and accrued liabilities of the Shadow Ridge Meadows property.

(2) The pro forma adjustments made to the unaudited pro forma consolidated statements of operations reflect the following:

(i)	The results of operations of the Partnership have been reflected as if the sale of the Mission Park property and the Shadow Ridge Meadows property had both been completed on January 1 of each period presented;

(ii)	The reclassification of all activities of the Mission Park property and the Shadow Ridge Meadows property to discontinued operations;

(iii)	The sale price of the Mission Park property was $36,000,000 and the sale price of the Shadow Ridge Meadows property was $27,500,000;

(iv)	Payment of all costs associated with the sale of the Mission Park property and the Shadow Ridge Meadows property;

(v)	Repayment of all indebtedness of the Mission Park property and the Shadow Ridge Meadows property, and payment of any prepayment penalty on the Mission Park property mortgage and the Shadow Ridge Meadows property mortgage; and

(vi)	The adjustment of the gain on sale for actual depreciation and amortization taken on the Mission Park property and the Shadow Ridge Meadows property from January 1 of the period to the end of the period or the date of the sale as appropriate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2004	INCOME GROWTH PARTNERS, LTD. X, A CALIFORNIA LIMITED PARTNERSHIP
	By:	Income Growth Management, Inc., a California corporation, its General Partner

	By:	/s/ David W. Maurer
David W. Maurer, President